PUTNAM
                                                     GLOBAL
                                                     GOVERNMENTAL
                                                     INCOME TRUST


                              [GRAPHIC OMITTED:
                                  art work]


ANNUAL REPORT
October 31, 1995

                                  [LOGO:
                         BOSTON - LONDON - TOKYO]

FUND HIGHLIGHTS

   o "PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST IS ON ITS WAY TO HAVING A GOOD
     YEAR....MANAGER BILL KOHLI ATTRIBUTES MUCH OF THE FUND'S SUCCESS TO LOW
     WORLDWIDE INFLATION AND THE FACT THAT MOST CENTRAL BANKS ARE IN AN EASING MODE. HE SAYS THAT ALL THREE OF THE MAJOR ECONOMIC POWERS (UNITED STATES, GERMANY, AND JAPAN) ARE `ON THE SAME PAGE' FOR THE FIRST TIME IN A LONG WHILE. THE RESULTING COOPERATION HAS BEEN POSITIVE FOR FINANCIAL ASSETS."
                                          --THE VALUE LINE MUTUAL FUND SURVEY,
                                                             OCTOBER 17, 1995
     CONTENTS

   4 Report from Putnam Management

   8 Fund performance summary

  12 Portfolio holdings

  19 Financial statements

FROM THE CHAIRMAN

                                                  [GRAPHIC OMITTED:
                                                       Photo of
                                                    George Putnam]
                                                  (C) Karsh, Ottawa





Dear Shareholder:

Like the U.S. bond market, global fixed-income markets are having a much better year in 1995 than they did in 1994. Putnam Global Governmental Income Trust is among the beneficiaries of this improved environment.

Thanks to this more hospitable environment, your fund made good progress in regaining the ground lost in the troubled markets of 1994. Among the factors behind the improved economic and investment environment were the sustained decline in interest rates and continued control over inflation.

The progress made in fiscal 1995 could continue in the months ahead. Your fund is well positioned to take advantage of what your managers believe will be attractive opportunities in Western Europe and in certain Latin American markets during the fiscal year just beginning.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    December 20, 1995

REPORT FROM THE FUND MANAGERS
D. WILLIAM KOHLI
JONATHAN FRANCIS
MARK SIEGEL
JENNIFER E. LEICHTER

   Following 1994's much-discussed difficulties, the combination of slow growth, increased fiscal discipline, and subdued inflation -- resulting in declining interest rates -- made bond markets worldwide a far more hospitable environment for investors in 1995. Accordingly, Putnam Global Governmental Income Trust continued its rebound by posting solid results for fiscal 1995. For the 12 months ended October 31, the fund's total returns of 9.38% and 8.63% for class A and class B shares, respectively -- while trailing the 15.20% return measured (in U.S. dollar terms) by the Salomon Brothers World Government Bond Index -- nevertheless represent significant improvement over fiscal 1994.

   The fund's underperformance relative to the index is a result, primarily, of the January to March 1995 period, when our currency-hedging strategy was not successful. From that period to the end of the fiscal year, however, the fund outperformed its benchmark significantly, benefiting from effective decisions with respect to both currencies and bond markets.

o  BOND MARKET HIGHLIGHTS

   Relative to the Salomon Brothers Index, we maintained overweighted positions in core markets, such as the United States, Germany, the Netherlands, and France, throughout most of the fiscal year. Moreover, we emphasized an aggressive interest-rate stance during the fiscal year's first half. This aggressive approach hurt performance at the beginning of the fiscal year, but helped it considerably in January and beyond as the global-bond rally accelerated.

   The fund's holdings in Germany -- which represented the third largest country weighting at the fiscal year's end -- performed well, buoyed by slow economic growth, declining interest rates, and uncertainty over European monetary coordination. (Since Germany is viewed as the most stable European economy, its bonds frequently benefit from "flight to quality" when uncertainty grips European investors.)

   As we anticipated in the fund's semiannual report dated April 30, 1995, the peripheral European markets -- including Denmark, Italy, Spain, and Sweden -- were the star performers during the summer. Lower yields in core European markets, coupled with a positive bond environment in the U.S., created ideal conditions for strong performance by these higher-yielding countries, which face high budget deficits and significant funding needs. In August and September, after capturing strong returns, we took profits on some of the fund's high-yield holdings and reallocated these proceeds back into core European markets.

   We increased the fund's Canadian exposure from 8.0% of net assets at the fiscal year's midpoint, to approximately 14.1% by year's end on expectations of an improving budget picture at both the federal and provincial levels. Canada had posted mixed performance during most of calendar 1995. However, the narrow defeat of the Quebec-secession referendum on October 30 resulted in a strong bond rally over the month's final two trading days, as market participants reacted favorably to the vote's outcome.

   The Japanese market performed extremely well over most of the fiscal year and your fund participated in its rally. However, in the face of Japan's growing budget deficit, we concluded that the country's fiscal deterioration would continue at a rapid pace and cause its bond performance to suffer. Consequently, we began reducing the fund's Japanese holdings during the fiscal year's second half, believing the risk of sharply declining performance outweighed the market's potential to extend its rally. This shift proved timely: the


[GRAPHIC OMITTED: pie chart: GEOGRAPHICAL BREAKDOWN (10/31/95)* showing
 United States 30.2%; Canada 14.1%; Germany 12.4%; France 10.6%;
 Netherlands 6.5%; United Kingdom 4.9%; Italy 4.7%; Denmark 4.4%; Other 12.2% Footnote reads:
 *Based on percentage of net assets. Country allocations will vary over time.
  See page 18 for a complete listing of foreign markets represented in the portfolio.]

   Japanese market was among the worst performers in local-currency terms for the July through October period as a whole.

o  EMERGING MARKETS: VALUE SEEN IN LATIN AMERICA IN WAKE OF MEXICAN WEAKNESS

   In contrast to the fiscal year's first half, the second half was a period of relative stability and positive returns in the emerging fixed-income markets. Following a 22.8% surge in the April to June period, the J.P. Morgan Emerging Markets Bond Index moderated to a 6.0% gain for the July to September quarter and declined by one percentage point in October.

   Compared with their price levels prior to the devaluation of the Mexican peso last December, most emerging-market bonds remained relatively cheap. However, as U.S. Treasury yields continue to inch downward -- causing investors to look elsewhere for higher yields and better value -- the emerging markets are slowly becoming more fully valued.

   As of October 31, approximately 10% of the portfolio was committed to emerging markets. We maintained a broadly diversified group of holdings, with select investments in Europe, Asia, and Africa complementing our predominantly Latin-American focus. In October, Latin America underperformed non-Latin markets, largely as a result of a late-month slump in Mexico brought on by speculative selling of the peso. We believe these recent price declines have created some buying opportunities in markets that have been disproportionately (and unjustifiably) affected by the current weakness in Mexico.

o  DOLLAR IMPACT FAVORABLE IN FISCAL SECOND HALF

   While our U.S. dollar hedging strategy detracted from performance during the first half of the fiscal year, it contributed to the fund's improved performance during the second half. We removed dollar hedges in early March and kept the portfolio unhedged until late July. At that point, coordinated central-bank currency policy, combined with market intervention, emerged as the overriding theme in the currency markets. This resulted in a significant rebound of the dollar versus the Japanese yen, and in a meaningful improvement in the market's attitude toward the dollar.

[GRAPHIC OMITTED: vertical bar chart:
 PERFORMANCE OF SELECTED GOVERNMENT-BOND MARKETS*
 Legend reads: RETURNS IN LOCAL CURRENCIES
  Sweden            17.4%
  Japan             16.1%
  Canada            16.1%
  Denmark           15.5%
  Netherlands       15.1%
  United States     14.4%
  Germany           14.2%
  France            13.4%
  Italy             13.3%
 Footnote reads:
 *For 12 months ended 10/31/95. Returns quoted represent price appreciation only. Source: J.P. Morgan Single-Country Traded Indexes, as quoted by Bloomberg. Securities in the fund do not reflect all markets shown above, do not match those in the indexes and may pose different risks. Index returns do not take into account brokerage commissions or other costs. It is not possible to invest directly in an index.]


   During the July to October period, we positioned the fund to benefit from the dollar's appreciation. By the end of October, approximately 60% of the portfolio's assets were exposed to the dollar -- either through dollar-denominated securities held in the portfolio, or through foreign investments whose returns are hedged back into dollars.+

o  SLOW GROWTH, LOW INFLATION PROVIDE FAVORABLE GLOBAL BACKDROP

   We continue to anticipate a slow-growth, low-inflation scenario in most of the world's major economies as we move into 1996. Accordingly, we believe the environment for global bonds will likely remain positive. While there can be no assurances, your fund is positioned to take advantage of anticipated favorable conditions in Western Europe. Over the near term, we are somewhat cautious toward the U.S. market. Although we are witnessing what is perhaps an unprecedented level of commitment to reducing the U.S. budget deficit, we believe that much of the immediate benefit from any agreement is already reflected in bond prices.

   The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future. Foreign investments are subject to certain additional risks related to currency fluctuations, economic instability, and political developments.

 + Returns on the fund's foreign investments must always be translated back into U.S. dollars. Thus, the goal behind our dollar-hedging activity is to protect the fund's foreign returns by locking in specific exchange rates between the dollar and the currencies of foreign countries in which we invest.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST IS DESIGNED FOR INVESTORS SEEKING HIGH CURRENT INCOME BY INVESTING PRINCIPALLY IN DEBT SECURITIES OF FOREIGN OR U.S. GOVERNMENTAL ENTITIES, INCLUDING SUPRANATIONAL ISSUERS. PRESERVATION OF CAPITAL AND LONG-TERM TOTAL RETURN ARE SECONDARY OBJECTIVES.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/95
                              CLASS A           CLASS B               CLASS M
                             (6/1/87)           (2/1/94)             (3/17/95)
                            NAV     POP       NAV     CDSC          NAV    POP
--------------------------------------------------------------------------------
1 year                     9.38%   4.22%     8.63%    3.63%          --     --
--------------------------------------------------------------------------------
5 years                   41.76   35.00        --       --           --     --
Annual average             7.23    6.19        --       --           --     --
--------------------------------------------------------------------------------
Life of class            129.38  118.55     -1.71    -5.25        10.87%  7.27%
Annual average            10.36    9.73     -0.98    -3.03           --     --
--------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/95
                                        SALOMON BROS.
                                          WORLD GOVT.                 CONSUMER
                                           BOND INDEX              PRICE INDEX
--------------------------------------------------------------------------------
1 year                                          15.20%                    2.81%
--------------------------------------------------------------------------------
5 years                                         69.44                    15.13
Annual average                                  11.12                     2.86
--------------------------------------------------------------------------------
Life of class A                                122.32                    35.90
Annual average                                   9.95                     3.71
--------------------------------------------------------------------------------
Life of class B                                 18.27                     5.13
Annual average                                  10.08                     2.90
--------------------------------------------------------------------------------
Life of class M                                  5.01*                    1.86
--------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge.

*Index calculation is based upon month-end numbers beginning 3/31/95.

[GRAPHIC OMITTED: line chart: GROWTH OF A $10,000 INVESTMENT
 Legend reads:
  Cumulative total return of a $10,000 investment since 06/01/87
 Y-axis reads (top to bottom) 23400 to 9400 in 2000 decrements
 X-axis reads (left to right) 6/1/87, then 10/31/87 through 10/31/95 in one year increments
 A solid white line represents Fund's class A shares at POP, ranging from
  $9,525 to $21,855 (see plot points below: "Shares")
 A solid black line represents Salomon Bros. World Govt. Bond Index, ranging from $10,000 to $22,232 (see plot points below: "Salomon")
 A solid gray line represents Consumer Price Index, ranging from $10,000 to $13,590 (see plot points below: "CPI")

Shares     Salomon       CPI
-------    -------     -------
$ 9,525    $10,000     $10,000
 10,041     10,238      10,195
 12,529     11,473      10,628
 12,890     11,777      11,105
 15,415     13,121      11,804
 17,325     14,603      12,149
 19,219     16,631      12,538
 21,239     18,624      12,882
 19,981     19,298      13,218
 21,855     22,232      13,590
Caption reads:
 Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/1/94 would have been valued at $9,829 on 10/31/95 ($9,475 with a redemption at the end of the period.) A $10,000 investment in the fund's class M shares at inception on 3/17/95 would have been valued at $11,087 at NAV ($10,727 at POP) on 10/31/95.]


PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/95

DISTRIBUTIONS:             CLASS A               CLASS B             CLASS M
--------------------------------------------------------------------------------
Number                           8                     8                   4
--------------------------------------------------------------------------------
Income                      $0.615                $0.551              $0.402
Return of capital(2)         0.285                 0.256               0.186
--------------------------------------------------------------------------------
Total                       $0.900                $0.807              $0.588
--------------------------------------------------------------------------------

SHARE VALUE                NAV     POP               NAV            NAV     POP
--------------------------------------------------------------------------------
10/31/94                $13.33  $13.99            $13.31             --      --
--------------------------------------------------------------------------------
3/17/95 (inception
of class M shares)          --      --                --         $12.81  $13.24
--------------------------------------------------------------------------------
10/31/95                 13.62   14.30             13.60          13.59   14.05
--------------------------------------------------------------------------------

CURRENT RETURNS
--------------------------------------------------------------------------------
End of period
--------------------------------------------------------------------------------
Current 30-day
SEC yield(1)              7.10    6.75              6.49           6.72    6.48
--------------------------------------------------------------------------------

(1)Based on investment income, calculated using SEC guidelines. (2)See page 30 for additional information.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)
                             CLASS A              CLASS B             CLASS M
                             (6/1/87)             (2/1/94)           (3/17/95)
                           NAV      POP        NAV     CDSC         NAV    POP
--------------------------------------------------------------------------------
1 year                    8.27%    3.16%      7.49%    2.49%         --     --
--------------------------------------------------------------------------------
5 years                  44.75    37.90                              --     --
Annual average            7 68     6.64                              --     --
--------------------------------------------------------------------------------
Life of class           125.62   114.96      -3.30    -6.83        9.15%  5.61%
Annual average           10.26     9.62      -2.00    -4.17          --     --
--------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries.

J.P. MORGAN EMERGING MARKETS BOND INDEX is a total-return index -- weighted for market capitalization -- that tracks the traded market for U.S.
dollar-denominated Brady and other similar sovereign restructured bonds.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Securities in the fund do not match those in the indexes and may pose different risks. Index returns do not take into account brokerage commissions or other costs. It is not possible to invest directly in an index.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended October 31, 1995

To the Trustees and Shareholders of
Putnam Global Governmental Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Global Governmental Income Trust (the "Trust"), including the portfolio of investments owned, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Governmental Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 15, 1995

PORTFOLIO OF INVESTMENTS OWNED
October 31, 1995

FOREIGN GOVERNMENT BONDS AND NOTES(56.7%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
CAD     37,975,000   Canada (Government of) bonds, 6 1/2s, 2004                $ 26,494,844
CAD      3,990,000   Canada (Government of) deb. 8 3/4s, 2005                     3,224,978
CAD     13,750,000   Canada (Government of) deb. 9s, 2004                        11,221,147
DKK     87,410,000   Denmark (Kingdom of) bonds 9s, 2000                         17,320,471
FRF    124,700,000   France (Government of) OAT deb. 8 1/2s, 2002                27,711,214
FRF     67,050,000   France (Government of) Treasury Bill 7 3/4s, 2000           14,357,558
DEM     33,425,000   Germany (Republic of) bonds 6 1/4s, 2024                    20,989,998
DEM     14,460,000   Germany (Republic of) bonds 7 3/8s, 2005                    10,882,215
DEM     21,820,000   Germany (Republic of) bonds 8 1/4s, 2001                    17,280,944
ITL  2,285,000,000   Italy (Government of) bonds 10 1/2s, 2005                    1,349,897
ITL 29,080,000,000   Italy (Government of) notes 8 1/2s, 1999                    16,989,348
USD      1,545,000   Morocco (Government of) bonds 6.6875s, 2009                    919,275
USD        415,000   Morocco (Government of) notes 6.6875s, 2004                    288,425
NLG     35,295,000   Netherlands (Government of) bonds 9s, 2000                  25,439,046
CAD     16,580,000   Ontario (Province of) bonds 9 1/2s, 2022                    13,851,646
USD        950,000   Panama (Republic of) FRN 7 1/4s, 2002                          769,500
ESP  1,237,300,000   Spain (Government of) bonds 12 1/4s, 2000                   10,731,177
THB     18,000,000   Thailand (Kingdom of) bonds FRN 11s, 1996                      717,210
GBP      3,140,000   United Kingdom Treasury notes 8s, 2013                       4,899,208
                                                                               ------------
                     TOTAL FOREIGN GOVERNMENT BONDS AND NOTES
                     (cost $ 216,370,225)                                      $225,438,101

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.0%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
$22,806,300   Government National Mortgage Association 8s,
              from March 15, 2023 to October 15, 2025                          $ 23,483,554
  9,920,000   U.S. Treasury Bonds 7 5/8s, February 15, 2025                      11,516,525
 19,685,000   U.S. Treasury Notes 7 1/2s, February 15, 2005                      21,708,815
  6,925,000   U.S. Treasury Notes 6 1/2s, August 15, 2005                         7,171,669
                                                                               ------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (cost $62,471,238)                                               $ 63,880,563

CORPORATE BONDS AND NOTES (7.9%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE

AEROSPACE AND DEFENSE (-%)
-------------------------------------------------------------------------------------------
$   150,000   BE Aerospace sr. notes, 9 3/4s, 2003                             $    150,750

AGRICULTURE (0.1%)
-------------------------------------------------------------------------------------------
    500,000   PSF Finance (L.P.) sr. notes 12s, 2000                                521,250

AUTOMOTIVE (0.3%)
-------------------------------------------------------------------------------------------
  1,031,000   P.T. Astra International bonds 9 3/4s, 2001 (Indonesia)             1,063,219

AUTOMOTIVE PARTS (0.1%)
-------------------------------------------------------------------------------------------
    350,000   Exide Corp. sr. notes 10s, 2005                                       376,250

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                      VALUE

BANKS (3.7%)
-------------------------------------------------------------------------------------------
$        50,000   Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005         $     51,125
GBP   8,500,000   European Invest Bank bonds 10 1/2s, 1999
                  (United Kingdom)                                               14,634,527
                                                                               ------------
                                                                                 14,685,652

BROADCASTING (0.3%)
-------------------------------------------------------------------------------------------
$    15,000   Echostar Communications sr. disc. notes stepped-coupon
              zero %, (12 7/8s, 6/1/99), 2004<F2>                                     8,700
    750,000   New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003              705,000
    150,000   Outlet Broadcasting, Inc. sr. sub. notes 10 7/8s, 2003                165,188
    250,000   SFX Broadcasting, Inc. sr. sub. notes 11 3/8s, 2000                   264,375
                                                                               ------------
                                                                                  1,143,263

BUILDING AND CONSTRUCTION (0.2%)
-------------------------------------------------------------------------------------------
    700,000   Presley Co. sr. notes 12 1/2s, 2001                                   575,750
    250,000   Schuller International Corp. sr. notes 10 7/8s, 2004                  277,813
                                                                               ------------
                                                                                    853,563

CABLE TELEVISION (0.6%)
-------------------------------------------------------------------------------------------
         50,000   Cablevision Systems Corp. sr. sub. reset deb.
                  10 3/4s, 200452,250
        450,000   Century Communications Corp. sr. sub. deb.
                  11 7/8s, 2003478,125
        300,000   Continental Cablevision, Inc. sr. deb. 9s, 2008                   310,500
        150,000   Insight Communications Co. sr. sub. notes
                  stepped-coupon 8 1/4s (11 1/4s, 3/1/96), 2000<F2>                 150,750
CAD   2,000,000   Rogers Cablesystem 9.65s, 2014 (Canada)                         1,315,711
$       170,000   Telewest Communications PLC deb. stepped-coupon
                  zero %, (11s, 10/1/00), 2007 (United Kingdom)<F2>                 100,513
                                                                               ------------
                                                                                  2,407,849

CELLULAR COMMUNICATIONS (0.2%)
-------------------------------------------------------------------------------------------
    500,000   NEXTEL Communications, Inc. sr. disc. notes
              stepped-coupon zero % (11 1/2s, 9/1/98), 2003<F2>                     290,000
    250,000   NEXTEL Communications, Inc. sr. disc.
              notes stepped-coupon zero % (9 3/4s, 2/15/99), 2004<F2>               126,250
    500,000   Pricellular Wireless Ser. B, sr. disc. notes stepped-coupon
              zero % (14s, 11/15/97), 2001<F2>                                      425,000
                                                                               ------------
                                                                                    841,250

CHEMICALS (0.2%)
-------------------------------------------------------------------------------------------
    500,000   G-I Holdings, Inc. Ser. B, sr. disc. notes zero %, 1998               372,500
    150,000   Harris Chemical Corp. sr. secd. disc. notes
              stepped-coupon zero % (10 1/4s, 1/15/96), 2001<F2>                    134,250
    100,000   OSI Specialties Inc. sr. sub. notes 9 1/4s, 2003                      110,000
                                                                               ------------
                                                                                    616,750

CONGLOMERATES (-%)
-------------------------------------------------------------------------------------------
    150,000   ADT Ltd. sr. sub. notes 9 1/4s, 2003                                  158,625

CONSUMER PRODUCTS (-%)
-------------------------------------------------------------------------------------------
    250,000   International Semi-Tech. Corp. sr. secd. disc. notes
              stepped-coupon zero % (11 1/2s, 8/15/00), 2003 (Canada)<F2>           128,750

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                      VALUE

ELECTRIC UTILITIES (0.2%)
-------------------------------------------------------------------------------------------
$   100,000   Cleveland Electric Illuminating Co. 1st mtge. Ser. B,
              9 1/2s, 2005                                                     $    100,000
    200,000   First PV Funding deb. 10.15s, 2016                                    202,500
    500,000   Midland Funding Corp. II deb. Ser. A, 11 3/4s, 2005                   527,500
                                                                               ------------
                                                                                    830,000

ENTERTAINMENT (0.1%)
-------------------------------------------------------------------------------------------
    250,000   Viacom International, Inc. sub. deb. 8s, 2006                         247,500

FOOD (0.1%)
-------------------------------------------------------------------------------------------
    500,000   Fresh Del Monte Produce Corp. NV Ser. B, 144A sr. notes,
              10s, 2003 (Netherlands)                                               420,000

FOOD CHAINS (-%)
-------------------------------------------------------------------------------------------
    150,000   Southland Corp. deb. Ser. A, 4 1/2s, 2004                             113,250

FOREST PRODUCTS (0.1%)
-------------------------------------------------------------------------------------------
    100,000   Gaylord Container Corp. sr. sub. disc. deb. stepped-coupon
              zero % (12 3/4s, 5/15/96), 2005<F2>                                    97,500
     50,000   Stone Container Corp. deb. sr. sub. notes 11 1/2s, 1999                51,250
    250,000   Stone Container Corp. sr. sub. notes 10 3/4s, 1997                    258,750
                                                                               ------------
                                                                                    407,500

HEALTH CARE (0.1%)
-------------------------------------------------------------------------------------------
    300,000   McGaw, Inc. sr. notes 10 3/8s, 1999                                   311,250
     25,000   Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                          25,688
    100,000   Tenet Healthcare Corp. sr. sub. notes 10 1/8s, 2005                   108,000
                                                                               ------------
                                                                                    444,938

HOSPITAL MANAGEMENT (0.1%)
-------------------------------------------------------------------------------------------
    250,000   Genesis Health Ventures Inc. sr. sub. notes 9 3/4s, 2005              258,750
    100,000   Paracelsus Healthcare Corp. sr. sub. notes 9 7/8s, 2003               101,000
                                                                               ------------
                                                                                    359,750

INSURANCE (0.1%)
-------------------------------------------------------------------------------------------
     50,000   American Life Holding Co. sr. sub. notes 11 1/4s, 2004                 52,750
    300,000   Penn Corp. Financial Group sr. sub. notes 9 1/4s, 2003                304,500
                                                                               ------------
                                                                                    357,250

METALS AND MINING (0.3%)
-------------------------------------------------------------------------------------------
  1,009,000   Essar Gujarat Ltd. 144A deb. FRN 8.4s, 1999 (India)                 1,001,433

OIL AND GAS (0.4%)
-------------------------------------------------------------------------------------------
     95,000   Flores & Rucks, Inc. sr. notes 13 1/2s, 2004                          106,875
    250,000   Maxus Energy Corp. global notes 9 7/8s, 2002                          246,250
    250,000   Trans Texas Gas Corp. sr. secd. notes 11 1/2s, 2002                   261,250
  1,000,000   Triton Energy sr. sub. disc. notes stepped-coupon zero %
              (9 3/4s, 12/15/96), 2000<F2>                                          925,000
                                                                               ------------
                                                                                  1,539,375

PACKAGING & CONTAINER (0.2%)
-------------------------------------------------------------------------------------------
    500,000   Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                     537,500

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                      VALUE

PAPER (0.1%)
-------------------------------------------------------------------------------------------
$   250,000   Container Corp. of America sr. notes Ser. A, 11 1/4s, 2004       $    263,125

PIPELINES (0.1%)
-------------------------------------------------------------------------------------------
    250,000   OPI International sr. notes 12 7/8s, 2002                             283,125

PUBLISHING (-%)
-------------------------------------------------------------------------------------------
    100,000   General Media Corp. sr. secd. notes 10 5/8s, 2000                      77,000

RECREATION (0.3%)
-------------------------------------------------------------------------------------------
    250,000   Casino America, Inc. 1st mtge. deb. 11 1/2s, 2001                     242,500
    600,000   Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004              507,000
    225,000   Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                220,500
    150,000   Stratosphere Corp. 1st mtge. 14 1/4s, 2002                            160,125
                                                                               ------------
                                                                                  1,130,125

RETAIL (0.1%)
-------------------------------------------------------------------------------------------
    400,000   Loehmanns' Holdings, Inc. sr. sub. notes 13 3/4s, 1999                384,000
                                                                               ------------
              TOTAL CORPORATE BONDS AND NOTES (cost $33,287,158)               $ 31,343,042

BRADY BONDS (6.3%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
$ 2,055,000   Argentina (Government of) FRN 6.813s, 2005                       $  1,220,156
 10,437,000   Argentina (Government of) bonds 5s, 2023                            4,970,621
  4,882,000   Argentina (Government of) bonds 6.563s, 2023                        2,746,125
    750,000   Brazil (Federative Republic of) bonds 4s, 2024                        362,813
    800,000   Brazil (Federative Republic of) FRN 6 7/8s, 2012                      438,000
  2,828,150   Brazil (Federative Republic of) FRN 6.688s, 2001                    2,418,068
  4,045,000   Brazil (Federative Republic of) FRN 6.813s, 2006                    2,679,813
  1,645,000   Bulgaria (Government of) disc. FRN 6 3/4s, 2024                       828,669
  3,965,000   Ecuador (Government of) FRN 6.813s, 2025                            1,962,675
  1,200,000   Philippines (Central Bank of) bonds 6 1/4s, 2017                      877,500
  1,186,000   Poland (Government of) 144A FRN 6 7/8s, 2024                          907,290
    860,000   Poland (Government of) Ser. RSTA, bonds stepped-coupon
              2 3/4s (with various rates from 3 1/4s to 5s, and dates from
              10/96 to 10/14), 2024<F2>                                             398,825
    500,000   United Mexican States FRN 7.609s, 2008                                428,750
  3,000,000   United Mexican States Ser. A, FRB 6.766s, 2019                      2,006,250
  3,950,000   United Mexican States Ser. A, deb. 6 1/4s, 2019                     2,310,750
    516,000   United Mexican States deb. Ser. B, 6 1/4s, 2019                       301,860
    349,000   United Mexican States disc. FRN Ser. C, 6.969s, 2019                  233,394
                                                                               ------------
              TOTAL BRADY BONDS (cost $23,378,508)                             $ 25,091,559

PURCHASED OPTIONS OUTSTANDING (0.4%)<F1>
                                                          EXPIRATION DATE/
CONTRACT AMOUNT                                                STRIKEPRICE            VALUE
-------------------------------------------------------------------------------------------
ITL 39,815,300,000  Italian (Government of) deb.
                    10 1/2s, April 2005               January 96/ITL 94.25        $ 377,885
$       34,450,000  U.S. Dollar In Exchange for
                    Deutschemarks                         December 95/1.49           96,460
        28,300,000  U.S. Dollars In Exchange for
                    Japanese Yen                        December 95/102.50          421,670
        40,100,000  UST Dec Bond Futures                November 95/116.00          651,625
                                                                               ------------
                    TOTAL PURCHASED OPTIONS (cost $1,895,023)                  $  1,547,640

PREFERRED STOCKS(0.1%)<F1>
NUMBER OF SHARES                                                                      VALUE
-------------------------------------------------------------------------------------------
        500   Cablevision System Corp Ser. G, $11.75 exch. pfd.                $     51,625
      1,000   California Federal Bank Ser. B, $10.625 exch. pfd.                    108,750
      2,000   First Nationwide Bank $11.50 pfd.                                     228,000
                                                                               ------------
              TOTAL PREFERRED STOCKS (cost $364,000)                           $    388,375


UNITS (0.1%)<F1> (cost $250,000)
NUMBER OF UNITS                                                                       VALUE
-------------------------------------------------------------------------------------------
    250,000   Decorative Home Accents 144A units 13s, 2002                     $    250,000

COMMON STOCKS (-%)<F1> (cost $150,594)
NUMBER OF SHARES                                                                      VALUE
-------------------------------------------------------------------------------------------
      7,070   Grand Union Co. (acquired 1,767 shares 12/2/94
              cost $39,500; acquired 5,303 shares 1/10/95,
              cost $111,094)<F4><F3>                                           $     76,003


CONVERTIBLE BONDS AND NOTES(-%)<F1> (cost $61,125)
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
$   103,000   Pricellular Wireless 144A cv. sub. notes stepped-coupon
              zero %, (10 3/4s, 8/15/00), 2004<F2>                             $     62,315

WARRANTS (-%)<F1><F3>
NUMBER OF                                                  EXPIRATION
WARRANTS                                                         DATE                 VALUE
-------------------------------------------------------------------------------------------
      1,290   Echostar Communications Corp.                    6/1/04          $     14,513
         95   General Media Corp.                            12/31/00                   950
      6,622   President Riverboat Casinos, Inc.               9/30/99                26,488
                                                                               ------------
              TOTAL WARRANTS (cost $35,177)                                    $     41,951

SHORT-TERM INVESTMENTS (11.4%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
IDR  3,000,000,000   Bank Tabungan Negara certificate of deposit
                     zero %, February 12, 1996 (Indonesia)                     $  1,255,511
$       20,000,000   Federal National Mortgage Assn. 5.43s,
                     February 8, 1996                                            19,695,285
TRL 70,300,000,000   Turkey (Republic of) Treasury Bills zero %,
                     December 29, 1995                                            1,204,292
$          751,008   U.S. Dollar Certificate of Deposit (Issued by
                     J.P. Morgan Securities, Inc. The principal at
                     redemption is linked to the bid price for the
                     Polish Treasury Bill, at maturity, and the change in
                     the spot rate of the Polish Zloty from issue date to
                     maturity date) zero %, January 25, 1996                        685,970
         1,461,582   U.S. Dollar Certificate of Deposit, (Issued by
                     J.P. Morgan Securities, Inc. The principal at redemption
                     is linked to the bid price for the Polish Treasury Bill,
                     at maturity, and the change in the spot rate of the
                     Polish Zloty from issue date to maturity date.)
                     zero %, April 17, 1996                                       1,309,139
        21,234,000   Interest in $357,916,000 joint repurchase agreement
                     dated October 31, 1995 with Lehman Brothers Inc.
                     due November 1, 1995 with respect to various
                     U.S. Treasury obligations-maturity value of
                     $21,237,456 for an effective yield of 5.86%                 21,237,456
                                                                               ------------
                     TOTAL SHORT-TERM INVESTMENTS (cost $45,356,085)           $ 45,387,653
-------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS (cost $383,619,133)<F5>                 $393,507,202

<F1> Percentages indicated are based on net assets of $397,895,057.

<F2> The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

<F3> Non-income-producing security.

<F4> Restricted, excluding 144A securities, as to public resale. At the date of acquisition, these securities were valued at cost. Total market value of restricted securities owned at October 31, 1995 was $76,003 or less than 0.1% of net assets.

<F5> The aggregate identified cost for federal income tax purposes is $384,673,218, resulting in gross unrealized appreciation and depreciation of $10,038,800 and
     $1,204,816, respectively, or net unrealized appreciation of $8,833,984.

     144A after the name of a security represents those exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     The rates shown on Floating Rate Notes (FRN) and Floating Rate Bonds (FRB) are the
     current interest rates at October 31, 1995, which are subject to change based on the terms of the security.

FORWARD CURRENCY CONTRACTS TO BUY OUTSTANDING
at October 31, 1995
                                                                                UNREALIZED
                                            AGGREGATE       DELIVERY          APPRECIATION/
                       MARKET VALUE        FACE VALUE           DATE         (DEPRECIATION)
------------------------------------------------------------------------------------------
Australian Dollar      $ 25,229,063      $ 25,063,122       12/13/95           $   165,941
British Pounds            1,421,573         1,378,620       12/13/95                42,953
Canadian Dollars         21,932,405        21,907,537       12/13/95                24,868
Deutschemarks            98,549,154        95,381,472       12/13/95             3,167,682
Japanese Yen             10,139,958        10,252,174       12/13/95              (112,216)
Japanese Yen             32,123,388        32,916,465       12/14/95              (793,077)
New Zealand
Dollars                   6,885,806         6,871,916       12/13/95                13,890
Spanish Peseta           14,381,144        13,857,104       12/13/95               524,040
Swedish Krona             6,865,985         6,321,191       12/13/95               544,794
                       ------------      ------------                           ----------
TOTAL FORWARD
CURRENCY CONTRACTS
TO BUY                 $217,528,476      $213,949,601                          $ 3,578,875

FORWARD CURRENCY CONTRACTS TO SELL OUTSTANDING
at October 31, 1995
                                                                                UNREALIZED
                                            AGGREGATE       DELIVERY          APPRECIATION/
                       MARKET VALUE        FACE VALUE           DATE         (DEPRECIATION)
------------------------------------------------------------------------------------------
Canadian Dollars       $ 37,760,065      $ 37,295,554       12/13/95           $  (464,511)
Danish Krona             10,355,992        10,219,509       12/13/95              (136,483)
Deutschemarks           142,808,053       137,745,328       12/13/95            (5,062,725)
Deutschemarks               356,521           340,136        1/25/96               (16,385)
Deutschemarks               665,654           658,780        4/17/96                (6,874)
French Francs            17,284,955        16,667,828       12/13/95              (617,127)
Italian Lira              3,206,983         3,125,032       12/13/95               (81,951)
Japanese Yen             32,024,944        32,648,125       12/13/95               623,181
Japanese Yen              3,977,946         4,064,795       12/14/95                86,849

FORWARD CURRENCY CONTRACTS TO SELL OUTSTANDING
at October 31, 1995 (continued)
                                                                                UNREALIZED
                                            AGGREGATE       DELIVERY          APPRECIATION/
                        MARKET VALUE       FACE VALUE           DATE         (DEPRECIATION)
------------------------------------------------------------------------------------------
Netherland Guilders     $  6,430,709     $  6,120,661       12/13/95           $  (310,048)
Spanish Peseta            16,437,926       15,779,371       12/13/95              (658,555)
Swiss Francs              19,013,475       18,766,344       12/13/95              (247,131)
                        ------------     ------------                          -----------
TOTAL FORWARD
CURRENCY CONTRACTS
TO SELL                 $290,323,223     $283,431,463                          $(6,891,760)

FORWARD CROSS CURRENCY CONTRACTS OUTSTANDING
at October 31, 1995 (aggregate face value $309,541,997)
                                         IN                                     UNREALIZED
                    MARKET         EXCHANGE         MARKET     DELIVERY       APPRECIATION/
CONTRACTS            VALUE              FOR          VALUE         DATE      (DEPRECIATION)
------------------------------------------------------------------------------------------
British Pounds
    (Buy)      $16,443,919    Deutschemarks   $ 16,790,708      12/5/95        $  (346,789)
British Pounds
    (Buy)        9,663,132    Deutschemarks      9,612,806     12/13/95             50,326
Deutschemarks
    (Sell)      10,311,088     Danish Krona     10,305,174     12/13/95             (5,914)
Deutschemarks
    (Sell)      15,656,652    French Francs     15,656,652     12/13/95                (--)
Deutschemarks
    (Sell)       8,991,326    Swedish Krona      9,092,328     12/13/95            101,002
                                                                               -----------
                                                                               $  (201,375)

WRITTEN OPTIONS OUTSTANDING premium received $148,135
CONTRACT                                    EXPIRATION DATE/
AMOUNT                                          STRIKE PRICE                         VALUE
------------------------------------------------------------------------------------------
$34,450,000   U.S. Dollars In Exchange For
              Deutschemarks                 December 95/1.57                      $ 15,503

DIVERSIFICATION OF INVESTMENTS
at October 31, 1995 (as a percentage of net assets):
------------------------------------------------------------------------------------------
Argentina              2.25%                                  Mexico                 1.33%
Brazil                 1.48%                                  Morocco                0.30%
Bulgaria               0.21%                                  Netherlands            6.50%
Canada                14.13%                                  Panama                 0.19%
Denmark                4.35%                                  Philippines            0.22%
Ecuador                0.49%                                  Poland                 0.50%
France                10.57%                                  Spain                  2.70%
Germany               12.38%                                  Thailand               0.18%
Japan                  0.11%                                  Turkey                 0.30%
India                  0.25%                                  United Kingdom         4.93%
Indonesia              0.58%                                  United States         30.23%
Italy                  4.70%

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value (identified cost $383,619,133) (Note 1)                                                         $393,507,202
----------------------------------------------------------------------------------------------------------------------------------
Foreign currency (cost $892,811)                                                                                           897,323
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                        30,870
----------------------------------------------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                                                               10,250,277
----------------------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                                     420,279
----------------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                                             942,329
----------------------------------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                                           5,460,678
----------------------------------------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                                                         1,416,407
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                          $412,925,365

LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                                           402,312
----------------------------------------------------------------------------------------------------------------------------------
Written options outstanding at value (premium received $148,135) (Note 1)                                                   15,503
----------------------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                                 531,696
----------------------------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                                                        7,533
----------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                               805,733
----------------------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                                   847
----------------------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                                 182,702
----------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                                  328
----------------------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                                     106,098
----------------------------------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                                              8,974,938
----------------------------------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                                            3,908,974
----------------------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                                      93,644
----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                       15,030,308
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $397,895,057

REPRESENTED BY
----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                                                       $424,949,662
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                                             2,117,949
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions and foreign currency transactions (Note 1)                    (35,764,318)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment transactions and assets and liabilities in foreign currencies (Note 1)         6,591,764
----------------------------------------------------------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO CAPITAL SHARES OUTSTANDING                                             $397,895,057

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares ($366,475,898 divided by 26,905,446 shares)                          $13.62
----------------------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $13.62)*                                                                     $14.30
----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares ($30,910,143 divided by 2,273,627 shares)**                            $13.60
----------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares ($509,016 divided by 37,442 shares)                                  $13.59
----------------------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.59)*                                                                     $14.05
----------------------------------------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended October 31, 1995

INTEREST INCOME (net of foreign tax of $489,743)                    $36,000,764
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      3,349,137
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          942,670
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                        20,084
-------------------------------------------------------------------------------
Auditing                                                                 50,287
-------------------------------------------------------------------------------
Legal                                                                    16,599
-------------------------------------------------------------------------------
Administrative services (Note 2)                                         11,223
-------------------------------------------------------------------------------
Distribution fees-- Class A (Note 2)                                    994,661
-------------------------------------------------------------------------------
Distribution fees-- Class B (Note 2)                                    263,480
-------------------------------------------------------------------------------
Distribution fees-- Class M (Note 2)                                        797
-------------------------------------------------------------------------------
Reports to shareholders                                                  98,186
-------------------------------------------------------------------------------
Postage                                                                 104,225
-------------------------------------------------------------------------------
Registration                                                              9,917
-------------------------------------------------------------------------------
Other expenses                                                           32,119
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                        5,893,385
-------------------------------------------------------------------------------
EXPENSE REDUCTION (Note 2)                                             (193,905)
-------------------------------------------------------------------------------
NET EXPENSES                                                          5,699,480
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                30,301,284
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      3,654,863
-------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                   (100,830)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                  116,647
-------------------------------------------------------------------------------
Net realized loss on forward currency contracts
and foreign currency translation (Note 1)                           (18,147,878)
-------------------------------------------------------------------------------
Net unrealized depreciation on forward currency contracts
and foreign currency translation during the year                     (2,651,526)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, written options
and futures contracts during the year                                22,394,515
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                   5,265,791
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $35,567,075
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED
                                                                OCTOBER 31
                                                  -----------------------------
                                                          1995             1994
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS
-------------------------------------------------------------------------------
OPERATIONS:
-------------------------------------------------------------------------------
Net investment income                             $ 30,301,284      $35,302,209
-------------------------------------------------------------------------------
Net realized loss on investment transactions
and foreign currency transactions                  (14,477,198)     (62,054,115)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                               19,742,989       (7,696,746)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                     35,567,075      (34,448,652)
-------------------------------------------------------------------------------
Distributions to shareholders :
-------------------------------------------------------------------------------
From net investment income:
-------------------------------------------------------------------------------
    Class A                                        (18,227,414)      (1,716,766)
-------------------------------------------------------------------------------
    Class B                                         (1,110,752)        (141,353)
-------------------------------------------------------------------------------
    Class M                                             (9,838)              --
-------------------------------------------------------------------------------
Return of capital:
-------------------------------------------------------------------------------
    Class A                                         (8,449,809)     (31,434,912)
-------------------------------------------------------------------------------
    Class B                                           (514,919)        (611,290)
-------------------------------------------------------------------------------
    Class M                                             (4,560)              --
-------------------------------------------------------------------------------
From net realized gain on investments (Note 1)
-------------------------------------------------------------------------------
    Class A                                                 --       (5,552,161)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                              (93,246,935)       2,834,450
-------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                       (85,997,152)     (71,070,684)

NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                                  483,892,209      554,962,893
-------------------------------------------------------------------------------
END OF YEAR (including undistributed net
investment income of $2,117,949 and
$800,688, respectively)                           $397,895,057     $483,892,209
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
                                             FOR THE PERIOD                       FOR THE PERIOD
                                             MARCH 17, 1995                     FEBRUARY 1, 1994
                                           (COMMENCEMENT OF                        (COMMENCEMENT
                                             OPERATIONS) TO       YEAR ENDED   OF OPERATIONS) TO
                                                 OCTOBER 31       OCTOBER 31          OCTOBER 31
----------------------------------------------------------------------------------------------------
                                                       1995             1995                1994
----------------------------------------------------------------------------------------------------
                                                    CLASS M                    CLASS B
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.81           $13.31              $15.38
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income                                   .49              .77                 .64
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                          .88              .33               (2.10)
----------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       1.37             1.10               (1.46)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------
From net investment income                             (.40)            (.55)               (.14)
----------------------------------------------------------------------------------------------------
In excess of net investment income                       --               --                  --
----------------------------------------------------------------------------------------------------
Return of capital                                      (.19)            (.26)               (.47)
----------------------------------------------------------------------------------------------------
From net realized gain on investments                    --               --                  --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (.59)            (.81)               (.61)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $13.59           $13.60              $13.31
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE (%)(a)     10.87(b)          8.63               (9.52)(b)
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)               $509          $30,910             $22,387
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)          .96(b)          2.09                1.49(b)
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                         4.78(b)          6.59                4.76(b)
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               300.66           300.66              359.88
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS [continued]
(For a share outstanding throughout the period) [continued]




                                                                           YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
                                                         1995          1994          1993         1992          1991
----------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $13.33        $15.25        $15.98       $15.70        $15.95
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------
Net investment income                                    1.00           .97          1.07         1.07          1.24
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                            .19         (1.84)          .44          .56           .58
----------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                         1.19          (.87)         1.51         1.63          1.82
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------
From net investment income                               (.62)         (.10)         (.98)       (1.17)        (1.24)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                         --            --          (.50)          --            --
----------------------------------------------------------------------------------------------------------------------
Return of capital                                        (.28)         (.80)           --           --            --
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                      --          (.15)         (.76)        (.18)         (.83)
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      (.90)        (1.05)        (2.24)       (1.35)        (2.07)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $13.62        $13.33        $15.25       $15.98        $15.70
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE (%)(a)        9.38         (5.93)        10.44        10.93         12.39
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)             $366,476      $461,506      $554,963     $437,006      $343,333
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)           1.34          1.27          1.27         1.46          1.48
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                           7.19          6.57          6.12         6.77          7.97
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 300.66        359.88        444.28       406.70        313.87
----------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See note 2)

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing principally in a portfolio of governmental or supranational debt securities denominated in any currency, and to a lesser extent, in other debt and equity securities. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class M shares on March 17, 1995. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25%, and pay an ongoing distribution fee that is higher than class A and lower than class B shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class should receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. The effects on net investment income arising from changes in exchange rates are also not segregated.

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue and stepped-coupon bonds are accreted according to the effective yield method.

E FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchase options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

G FORWARD CURRENCY CONTRACTS The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk of the value of the currency changes unfavorably, if the counter-parties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

H FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At October 31, 1995 the fund a capital loss carryover of approximately $35,418,000 which may be available to offset realized gains, if any. The amount of the carryover and the expiration date are:

LOSS CARRYOVER      EXPIRATION
------------------------------
$28,912,000   October 31, 2002
  6,506,000   October 31, 2003

I DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts and certain option contracts, losses on wash sale transactions and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995, the fund reclassified $9,636,019 to decrease undistributed net investment income and $189 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $9,636,208. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million and 0.60% of any amount over $1.5 billion, subject to reduction in any year to the extent that expenses (exclusive of brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million, and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $1,100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1995, fund expenses were reduced by $193,905 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $48,061 and $683 from the sale of class A and class M shares, respectively. There were $73,187 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $16,531 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended October 31, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $713,806,813 and $867,632,830, respectively. Purchases and sales of U.S. Government obligations aggregated $444,225,957 and $408,010,409, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the period are summarized as follows:

                                                          CONTRACT     PREMIUMS
                                                           AMOUNTS     RECEIVED
--------------------------------------------------------------------------------
Contracts outstanding at beginning of period         $  31,357,000   $  137,187
--------------------------------------------------------------------------------
Options opened                                         251,279,000    2,992,149
--------------------------------------------------------------------------------
Options closed                                        (248,186,000)  (2,981,201)
--------------------------------------------------------------------------------
WRITTEN OPTIONS OUTSTANDING AT END OF PERIOD         $  34,450,000   $  148,135
--------------------------------------------------------------------------------

NOTE 4

CAPITAL SHARES
At October 31, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        YEAR ENDED OCTOBER 31
                                  1995                            1994
--------------------------------------------------------------------------------
CLASS A                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares sold           3,675,721     $  48,666,295     9,595,670    $140,467,719
--------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         1,486,907        19,506,341     1,887,452      26,856,105
--------------------------------------------------------------------------------
                      5,162,628        68,172,636    11,483,122     167,323,824
--------------------------------------------------------------------------------
Shares repurchased  (12,878,253)     (169,764,839)  (13,251,878)   (188,605,364)
--------------------------------------------------------------------------------
NET DECREASE         (7,715,625)    $(101,592,203)   (1,768,756)   $(21,281,540)
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD
                                                        FEBRUARY 1, 1994
                                                  (COMMENCEMENT OF OPERATIONS)
                          YEAR ENDED OCTOBER 31           TO OCTOBER 31
                                  1995                         1994
--------------------------------------------------------------------------------
CLASS B                  SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares sold           1,183,419       $15,684,905     2,439,453     $34,493,046
--------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            99,884         1,312,528        45,301         615,670
--------------------------------------------------------------------------------
                      1,283,303        16,997,433     2,484,754      35,108,716
--------------------------------------------------------------------------------
Shares repurchased     (691,375)       (9,154,571)     (803,055)    (10,992,726)
--------------------------------------------------------------------------------
NET INCREASE            591,928       $ 7,842,862     1,681,699     $24,115,990
--------------------------------------------------------------------------------

                                                          FOR THE PERIOD
                                                          MARCH 17, 1995
                                                   (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31
                                                               1995
--------------------------------------------------------------------------------
CLASS M                                            SHARES                AMOUNT
--------------------------------------------------------------------------------
Shares sold                                        41,248              $554,013
--------------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                      996                13,312
--------------------------------------------------------------------------------
                                                   42,244               567,325
--------------------------------------------------------------------------------
Shares repurchased                                 (4,802)              (64,919)
--------------------------------------------------------------------------------
NET INCREASE                                       37,442              $502,406
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

For the period, a portion of the fund's distribution represents a return of capital. The return of capital is the result of a provision in federal tax law which requires that certain capital losses on foreign currency transactions be reclassified as deductions from ordinary income for tax purposes. As a result, such losses reduce the amount of net investment income available for distribution.

The form 1099 you will receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995, as well as the amount of distributions not subject to tax.

FUND INFORMATION

INVESTMENT MANAGER                       OFFICERS
Putnam Investment                        George Putnam
Management, Inc.                         President
One Post Office Square
Boston, MA 02109                         Charles E. Porter
                                         Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                Patricia C. Flaherty
One Post Office Square                   Senior Vice President
Boston, MA 02109
                                         John D. Hughes
CUSTODIAN                                Senior Vice President and Treasurer
Putnam Fiduciary Trust Company
                                         Lawrence J. Lasser
LEGAL COUNSEL                            Vice President
Ropes & Gray
                                         Gordon H. Silver
INDEPENDENT ACCOUNTANTS                  Vice President
Coopers & Lybrand L.L.P.
                                         Gary N. Coburn
TRUSTEES                                 Vice President
George Putnam, Chairman
                                         D. William Kohli
William F. Pounds, Vice Chairman         Vice President and Fund Manager

Jameson Adkins Baxter                    Jonathan Francis
                                         Vice President and Fund Manager
Hans H. Estin
                                         Mark Siegel
John A. Hill                             Vice President and Fund Manager

Elizabeth T. Kennan                      Jennifer E. Leichter
                                         Vice President and Fund Manager
Lawrence J. Lasser
                                         William N. Shiebler
Robert E. Patterson                      Vice President

Donald S. Perkins                        Paul O'Neil
                                         Vice President
George Putnam, III
                                         John R. Verani
Eli Shapiro                              Vice President

A.J.C. Smith                             Beverly Marcus
                                         Clerk and Assistant Treasurer
W. Nicholas Thorndike


This report is for the information of shareholders of Putnam Global Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]                                 ------------
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              THE PUTNAM FUNDS                             U.S. Postage
              One Post Office Square                       PAID
              Boston, Massachusetts 02109                  Putnam
                                                           Investments
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21706-041/220/906